WESTMORELAND COAL COMPANY September 17, 2015 Imperial Capital: Global Opportunities Conference NASDAQ:WLB NYSE:WMLP westmoreland.com westmorelandmlp.com

1 WESTMORELAND COAL COMPANY This presentation contains “forward-looking statements.” Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements we make throughout this presentation regarding recent acquisitions and their anticipated effects on us. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. We therefore caution you against relying on any of these forward-looking statements. They are statements neither of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include political, economic, business, competitive, market, weather and regulatory conditions and the following:  Our ability to manage Westmoreland Resource Partners, LP (“WMLP”);  Our efforts to effectively integrate recently acquired operations (including Canadian and Ohio operations) with our existing business and our ability to manage our expanded operations following the acquisition;  Our ability to realize growth opportunities and cost synergies as a result of the addition of operations and across our existing operations;  Our substantial level of indebtedness;  The ability of our hedging arrangement with respect to our Roanoke Valley Power Facility (“ROVA”) to generate free cash flow due to the fully hedged position through March 2019;  Changes in our post-retirement medical benefit and pension obligations and the impact of the recently enacted healthcare legislation on our employee health benefit costs;  Inaccuracies in our estimates of our coal reserves;  Our potential inability to expand or continue current coal operations due to limitations in obtaining bonding capacity for new mining permits, or increases in our mining costs as a result of increased bonding expenses;  The effect of prolonged maintenance or unplanned outages at our operations or those of our major power generating customers;  The inability to control costs, recognize favorable tax credits or receive adequate train traffic at our open market mine operations;  Competition within our industry and with producers of competing energy sources;  Existing and future laws including legislation, regulations and court judgments or orders affecting both our coal mining operations and our customers’ coal usage, governmental policies and taxes, including those aimed at reducing emissions of elements such as mercury, sulfur dioxides, nitrogen oxides, particulate matter or greenhouse gases;  The effect of the Environmental Protection Agency’s and Canadian and provincial governments’ inquiries and regulations on the operations of the power plants to which we provide coal; and  Other factors that are described under the heading “Risk Factors” in our reports filed with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q. Unless otherwise specified, the forward-looking statements in this presentation speak as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time-to-time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statements, whether because of new information, future developments or otherwise, except as may be required by law. Reserve engineering is a process of estimating underground accumulations of coal that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by our reserve engineers. In addition, the results of mining, testing and production activities may justify revision of estimates that were made previously. If significant, such revisions would change the schedule of any further production and development of reserves. Accordingly, reserve estimates may differ from the quantities of coal that are ultimately recovered. Forward Looking Statements

2 WESTMORELAND COAL COMPANY Proven Management Team Positioned for Growth Operates in Favorable Markets The Westmoreland Difference Unique and Predictable Operating Model The Westmoreland Difference Safety The Westmoreland Difference The Westmoreland Model Positioned to Drive Shareholder Value

3 WESTMORELAND COAL COMPANY The Westmoreland Difference Westmoreland Others in the Industry Contract Length Average of 10 years 6 months - 2 years Committed Sales Fully committed long-term sales at most mines Partial sales commitments beyond 1 year Spot Price Exposure Cost protected contracts insulate price volatility Highly exposed to coal and commodity pricing Rail Not reliant on rail Heavily reliant on rail Reserve Acquisition Pay royalties when we sell coal Large, up-front bonus payments Reclamation Customers share in obligation Fully responsible Self Bonding Risk Bonds secured by cash collateral Self-bonding risk Transportation Mine-mouth position reduces transport costs Significant transport costs Natural Gas Cost per MBtu significantly below natural gas Subject to natural gas displacement Customers Base load customers with high capacity factors Exposed customer plants Stability Consistent long-term deliveries Fuel switching volatility Performance 5 years straight of record EBITDA Eroding cash flows Leverage Prudent leverage for business model Highly levered, facing restructuring / bankruptcy Credit Rating Upgraded by Moody's and S&P Trend of downgrades Access to Capital Strong track record accessing capital markets Increasing cost of capital Operating Philosophy Lean flexible organization High overhead M&A Track Record Disciplined acquisition record High multiple, high leverage acquisitions Corporate Focus Long-term cash generation Minimizing cash burn Safety Strong safety history Operates in Favorable Markets Proven Management Team Positioned for Growth Unique and Predictable Operating Model The Westmoreland Difference The Westmoreland Model Positioned to Drive Shareholder Value

4 WESTMORELAND COAL COMPANY 1. On a consolidated basis including WMLP. 2. Includes subsequent $75 million upsize. Recent Accomplishments  Westmoreland guided to record 2015 Adjusted EBITDA of $235 - $270 million(1)  Transformational acquisitions  Closed acquisition of Canadian operations  Created an MLP platform through acquisition of Westmoreland Resource Partners  Acquired Buckingham Coal Company  Agreed in principal to acquire San Juan Mine  Closed first drop down with sale of Kemmerer Mine to WMLP  Improved balance sheet strength and enhanced liquidity profile  Extinguished existing debt eliminating restrictive covenants  Issued $350 million Senior Secured Notes and $425 million Term Loan(2)  Completed ~$60 million common share offering  Monetized port capacity for proceeds of $37 million  Increased revolving line of credit  Received credit rating upgrade from both Moody’s and S&P  Signed significant contract extensions and agreements  Extended Estevan Mine contract through 2024  Extended Kemmerer Mine contracts with FMC and Tata  Successfully negotiated four key labor contracts  Reorganized and streamlined executive team The Westmoreland Difference The Westmoreland Model Positioned to Drive Shareholder Value

5 WESTMORELAND COAL COMPANY Pro Forma 2014A WESTMORELAND COAL COMPANY WESTMORELAND RESOURCE PARTNERS Coal Sales (Mst) 54.7 5.6 60.3 Revenue (US$ mm) $1,392 $328 $1,720 Adjusted EBITDA (US$ mm) $230 $39 $270 Operating Mines (Qty) 13 6 19 Reserves (Mst) 1,232 76 1,308 Source: Company filings Note: Shown pro forma for a full year of the Canadian operations and Buckingham acquisition with restructured contract. Includes a qualified/non-conforming estimate of proven & probable reserve for Buckingham; a formal study, including economic analysis per SEC Section 7 guidelines will be completed for the 2016 reserve filing. Building a Diversified North American Coal Leader  Formed in 1854, the oldest independent coal company in the United States  Operations include:  Surface mine operations in U.S. and Canada  An underground mine in Ohio  Char and activated carbon production facilities  Two-unit ROVA coal-fired power plant  Owns general partner and majority interest in Westmoreland Resource Partners (WMLP)  Well positioned to deliver shareholder value:  Leading market position with low-cost operating model  Generating consistent cash flows  Cost-protected contract pricing  Strong management with a track record of delivering growth  Award-winning safety and environmental performance The Westmoreland Difference The Westmoreland Model Positioned to Drive Shareholder Value

Two Ways to Invest in Westmoreland Coal

Two Public Companies

	WESTMORELAND COAL COMPANY	WMLP
	C-Corp General Partner	Sponsored MLP
Ticker	NASDAQ:WLB	NYSE:WMLP
Share / Unit Price (US$)	$14.72	$7.45
Basic Shares / Units (mm)	18.0	21.0
Market Cap (US$ mm)	$265	$156
Enterprise Value (US$ mm)	$857	$451
Annual Distribution (US$)	n.a.	$0.80
Yield (%)	n.a.	10.7%
Credit Rating	B3, B	n.a.

Legend

- Westmoreland Coal
- Westmoreland Resource Partners, LP
- Power

Location of Operations



Coal Valley
Genesee
Paintearth
Poplar River
Sheerness
Estevan
Savage
Rosebud
Absaloka
Beulah
Kemmerer
Headquarters
ROVA Power Facility
Jewett
OHIO
Tuscarawas
Cadiz
Plainfield
Belmont
New Lexington
Noble
Buckingham

The Westmoreland Difference | The Westmoreland Model | Positioned to Drive Shareholder Value

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Source: Company filings, FactSet

Note: Balance sheet data as of 30-Jun-15 and adjusted for subsequent events; Market data as of 10-Sep-15.

WESTMORELAND COAL COMPANY

Unique and Predictable Operating Model

Primarily Simple Surface Mining

- Primarily simple surface mining method executed with draglines and shovels

Transportation Advantage

- Mine-mouth positioning, close proximity to customer facilities
  - Significant savings to customers by minimizing transportation
  - High barriers to entry

Long-Term Contracts

- Long-term contracts with high quality base load power customers
  - Weighted average contract length – 2025 average

Cost Protection

- ~90% of sales under long-term cost-plus / cost-indexed contracts
- ~50% of contracts include fixed cost reimbursement if tons are reduced
- Significant reclamation expenditures fully reimbursed by customers

The Westmoreland Difference | **The Westmoreland Model** | Positioned to Drive Shareholder Value

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WESTMORELAND COAL COMPANY

Long-Term Cost-Protected Contracts Provide Stable Predictable Cash Flows

Mine	Primary Power Plant	Power Generation Units Served[1]	Contract Life	Environmental Controls
Genesee	Genesee	3	2055	Scrubbed, PM, NOx, Mercury
Poplar River	Poplar River	2	2029[2]	PM, Mercury
Sheerness	Sheerness	2	2026	PM, Mercury
Estevan	Boundary Dam / Shand	5	2024	Carbon Capture, PM, NOx
Paintearth	Battle River	3	2022	PM, Mercury
Kemmerer (WMLP)	Naughton	3	2022	Scrubbed, PM, NOx, Mercury
Colstrip	Colstrip	4	2020	Scrubbed, PM, NOx, Mercury
Absaloka	Sherco	9	2020	Scrubbed, PM, NOx, Mercury
Buckingham, WMLP	Conesville	1	2019	Scrubbed, PM, NOx
Jewett	Limestone	2	2018	Scrubbed, PM, NOx
Savage	Lewis & Clark	2	2017	Scrubbed, PM, NOx, Mercury
		36		

Canadian plants have strong regulatory protection

Supplier to a significant number of power units, minimizing downtime risk

Customer plants have (i) modern environmental controls, (ii) attractive heat rates, and (iii) adjacent fuel from WCC

The Westmoreland Difference | **The Westmoreland Model** | Positioned to Drive Shareholder Value

Source: Company filings, SNL
1. Total power plant units served for each mine.
2. Poplar River contract renewal currently in negotiations and expected to be extended to 2029.

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WESTMORELAND COAL COMPANY

Proximity to Captive Customer Base with Export Opportunity

	Mine	Competitive Advantage
Mine-Mouth Operations (11)	Beulah Buckingham Jewett Kemmerer (WMLP) Colstrip Estevan Genesee Paintearth Poplar River Savage Sheerness	• Mines located adjacent or in close proximity to customers • Delivery by conveyor and short haul truck – the most economical methods • Significant cost advantage even against low natural gas prices • Stable predictable cash flow from long-term, cost-protected contracts • Performance and deliveries not reliant on rail service
Transportation Advantaged Operations (8)	Absaloka Coal Valley Ohio Surface Operations ▪ (WMLP's 6 complexes)	• Absaloka has 300+ mile rail advantage over other PRB competitors ▪ Recent increases in rail rates have improved Absaloka's competitive position • Coal Valley has strategic access to port facilities and premium thermal coal • Ohio operations have significant transport advantages to key plants

Mine-mouth positioning and shortened transportation routes make Westmoreland a preferred supplier

The Westmoreland Difference | **The Westmoreland Model** | Positioned to Drive Shareholder Value

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WESTMORELAND COAL COMPANY

Coal is the Primary Fuel in the Markets Served

Power Generation by Fuel Type in Markets Served[1] (2014)


Coal
Natural Gas
Nuclear
Hydroelectric
Other
57%
16%
9%
6%
11%

Markets Served



Coal fuels ~60% of power generation in the markets we serve

Population Growth in Markets Served[1] (2014 – 2020)


12%
8%
5%
4%
Population Growth of 6%
Alberta
Saskatchewan
Mountain
West North Central

Strong population growth will drive power demand

The Westmoreland Difference | **The Westmoreland Model** | Positioned to Drive Shareholder Value

Source: Alberta Department of Energy, SaskPower, SNL, Statistics Canada, U.S. Energy Information Administration
1. Markets served include Alberta, Saskatchewan, Mountain, West North Central; Alberta based on 2013 data.

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WESTMORELAND COAL COMPANY

Significant Scale with Built-in Resource Growth

Top North American Coal Producers (2014 Production)[(1)]

(Millions of short tons)



190
131
86
80
66
63
41
32
32
30
Peabody
Arch Coal
Cloud Peak
Alpha
Westmoreland
Murray Energy
Alliance RP
CONSOL
NACCO
Energy Future Holdigns

Significant Reserve Growth[(2)]

(Millions of short tons)



2 bn tons of additional resources to be proven
1,308
368
2011
2014
Proven & Probable Reserves

Demonstrated reserve growth at minimal upfront cost; Average reserve life extends beyond 2035

The Westmoreland Difference | **The Westmoreland Model** | Positioned to Drive Shareholder Value

Source: Company filings, SNL

1. Westmoreland shown pro forma for the acquisition of the Buckingham Mine (restructured contract), the Canadian and WMLP operations, and 2016E San Juan production.
2. Includes WMLP and a qualified/non-conforming estimate of proven & probable reserve for Buckingham; a formal study, including economic analysis per SEC Section 7 guidelines will be completed for the 2016 reserve filing.

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WESTMORELAND COAL COMPANY

12 WESTMORELAND COAL COMPANY -- $2.50 $5.00 $7.50 $3.16 $3.07 $2.71 $2.26 $1.89 $1.50 CAAP NAAP Rockies Ill. Basin PRB WLB Source: FactSet, SNL Note: Uses current market data for coal and emissions prices and standard assumptions for coal plant operations; assumes average heat content per SNL for each producing region. Westmoreland Customers Purchase Fuel Well Below the Competition Minimal risk of displacement from other coal basins or natural gas Total Average Cost of Delivered Coal Westmoreland Natural Gas (Henry Hub) Comparison vs. Natural Gas ($/MBtu) Comparison vs. Other Coal Regions ($/MBtu) $1.50 2010 2011 2012 2013 2014 2015 The Westmoreland Difference The Westmoreland Model Positioned to Drive Shareholder Value

13 WESTMORELAND COAL COMPANY 1.83 1.83 1.65 1.69 1.72 1.31 1.03 1.12 1.32 1.29 2010A 2011A 2012A 2013A 2014A 1.23 1.23 1.13 1.17 1.18 0.88 0.65 0.48 0.66 0.88 2010A 2011A 2012A 2013A 2014A Source: Company filings Note: 2014 figures include performance from the Canadian operations. Strong Safety Tradition and Culture  The U.S. operations are a repeat winner of the National Mining Association’s Sentinels of Safety Award – (2011, 2014)  The Canadian operations are a repeat winner of John T. Ryan safety award – (2012, 2013) National Surface Mine Average Westmoreland Highly skilled workforce with culture of safety National Surface Mine Average Westmoreland Reportable Incident Rate Lost Time Incident Rate The Westmoreland Difference The Westmoreland Model Positioned to Drive Shareholder Value

14 WESTMORELAND COAL COMPANY Proven Management Team Management incentives based on a combination of free cash flow and total shareholder return Keith Alessi Chief Executive Officer  Joined Westmoreland as Chief Executive Officer and President in May 2007  Prior Chief Executive Officer of numerous private and public companies with a deep background in integrating large acquisitions  Extensive experience as a director of public and private companies  MBA from the University of Michigan and a BS from Wayne State University; Certified Public Accountant Kevin Paprzycki Chief Financial Officer and Treasurer  Joined Westmoreland as Controller and Principal Accounting Officer in June 2006 and was named Chief Financial Officer in April 2008  Previously Chief Financial Officer of Evans and Sutherland Computer Corporation and held senior level positions at Applied Films Corporation, Baker Hughes and Ernst and Young  Bachelor of Science in Accountancy from Case Western Reserve University, MBA from the University of Utah; Certified Public Accountant, Certified Financial Manager and Certified Management Accountant Jennifer Grafton SVP and Chief Administrative Officer  Joined Westmoreland as Associate General Counsel in December 2008 and was named General Counsel and Secretary in February 2011 before becoming SVP and Chief Administrative Officer in October 2014  Oversees human resources, legal, insurance, business development and power operations  MBA from the University of Michigan, University of Denver Sturm College of Law, BA from the University of Puget Sound John Schadan President, Canada Operations  Joined Westmoreland in April 2014 as Senior Vice President, Canada Operations and was promoted to Executive Vice President in August 2014  Career has encompassed both the western Canadian coal business as well as engineering and construction for a major international firm  Degree in mining engineering from Queen’s University, Registered Professional Engineer in the Province of Alberta Joseph Micheletti Executive Vice President  Joined Westmoreland in August 1998 and has held several key leadership positions at several Westmoreland mining projects, including Senior Vice President of Coal Operations since 2011, before becoming Executive Vice President in August 2014  Bachelor of Science in Mineral Processing Engineering from Montana College of Mineral Science and Technology Jason Veenstra Treasurer  Joined Westmoreland in April 2014 through Westmoreland’s acquisition of its Canadian operations from Sherritt International where he held roles which included Director of Business Development and Chief Financial Officer for the coal division  Currently Chief Financial Officer of Westmoreland’s Canadian operations  Bachelor of Commerce degree with a major in Accounting from the University of Alberta; articled at Ernst & Young to complete his Chartered Accountant designation The Westmoreland Difference The Westmoreland Model Positioned to Drive Shareholder Value

Proven Record of Successful Acquisition Integration

- Acquired the Kemmerer Mine from Chevron in January 2012
  - Westmoreland management significantly enhanced financial performance, exceeding guidance
  - Signed new labor agreement driving operational and productivity improvements
  - Integration exceeded expectations with strong improvements in productivity, costs, and safety
- Acquired the Canadian operations from Sherritt in April 2014
  - Centralized and integrated all functions as of August 2015
  - Combined Boundary Dam and Bienfait mines into Estevan
  - Implemented Westmoreland operating, capital and management philosophy
  - Initiated dragline productivity program
- Integration of WMLP and Buckingham is underway with San Juan expected to follow in 2016



Westmoreland Improvements at the Kemmerer Mine

Productivity	Mining Cost per Ton	Mine Citations	Labor Grievances	Reportable Incidents
⬆ 18%	⬇ 5%	⬇ 51%	⬇ 74%	⬇ 55%

Westmoreland Improvements at the Canadian Operations

Dragline Productivity	Mining Cost per Ton	Capex/Ton	G&A Costs	Inventory Reduction
⬆ 17%	⬇ 14%	⬇ 22%	⬇ 34%	⬇ 7%

The Westmoreland Difference | The Westmoreland Model | **Positioned to Drive Shareholder Value**

Source: Management
Note: Metrics based on improvements attained in the year following the acquisition; Productivity based on tons per man hour.

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WESTMORELAND COAL COMPANY

16 WESTMORELAND COAL COMPANY 3.3x 3.7x 2.3x 3.5x 3.0x 3.8x 3.6x 2011 Kemmerer Acquisition 2013 Sherritt Coal Acquisition Pre-WMLP Acq. (30-Sep-14) Post-WMLP Acq. (30-Sep-14) 2014 Strong Cash Flow Generation Leads to Reduced Leverage  Consistent cash flow generation due to long-term, cost-protected contracts  Rapid delevering following acquisitions to targeted 2.5x - 3.0x levels  Predictable cash flows allow acquisition leverage  Improved capital structure flexibility in 2014 will reduce interest expenses by ~$20 million  Rigorous internal budgeting process to minimize capital and operating costs  Westmoreland delevering from future drop-downs Strong cash flow generation drives reduction in net leverage following acquisitions 1. As of 31-Jan-12. 2. Calculated using net debt figure pro forma for Sherritt transaction and pro forma LTM Adj. EBITDA figure as at 30-Sept-13. 3. Excludes impact of cash and debt held at WMLP; pro forma for $75 mm term loan upsize and Buckingham acquisition. 4. 2014 shown pro forma for a full year of Canada operations, $75 mm term loan upsize and Buckingham acquisition. (1) (2) (3) (4) Proven Record of Reducing Net Leverage Following Acquisitions (Net Debt / EBITDA) The Westmoreland Difference The Westmoreland Model Positioned to Drive Shareholder Value

Attractively Valued Investment Opportunities

Strong Free Cash Flow Yield at WLB[1]

In US$ millions except per share amounts

EBITDA	$215
Cash Adjustments - Historical Averages[2]	($22)
Operating Cash Flow	$194
Less: Maintenance Capex	($68)
Unlevered FCF	$126
Less: Interest Expense	($61)
Levered FCF	$65
Distribution from WMLP	$4
Total FCF	$69
Share Price	$14.72
Unlevered FCF per Share	$6.98
Levered FCF per Share	$3.59
FCF Yield - Unlevered	**47%**
FCF Yield - Levered	**24%**

Currently impacted by cash flow drags:
- Coal Valley (through 2017)
- ROVA (through 2018)

WMLP Yield (2015 Guidance)

Distribution Per Unit	$0.80
Unit Price	$7.45
Current Yield	**10.7%**

Westmoreland represents highly attractive value propositions

The Westmoreland Difference | The Westmoreland Model | **Positioned to Drive Shareholder Value**

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Source: Bloomberg, company filings, FactSet, Westmoreland Management Guidance
Note: Westmoreland metrics based on midpoint of management guidance ranges.
1. Pre Kemmerer drop, WMLP not consolidated; cash generation reflected as dividend back to parent.
2. Includes pension, postretirement medical, reclamation and deferred revenue based on historical pro forma averages.

WESTMORELAND COAL COMPANY

18 WESTMORELAND COAL COMPANY Identified Value Drivers and Growth Projects  15-25 potential M&A opportunities that fit Westmoreland model  Contract mining opportunities  Continued procurement savings from consolidated buying power  San Juan mine acquisition and integration  Execution of MLP drop down strategy  Export market potential  Potential Indian Coal Tax Credit monetization  Delevering benefit The Westmoreland Difference The Westmoreland Model Positioned to Drive Shareholder Value

19 WESTMORELAND COAL COMPANY WESTMORELAND COAL COMPANY WESTMORELAND RESOURCE PARTNERS Coal Sales (Mst) 52.5 - 56.0 3.5 - 4.0 56.0 - 60.0 Adjusted EBITDA (US$ mm) $200 - $230 $35 - $40 $235 - $270 Capex(1) (US$ mm) $66.0 - $82.0 $8.0 - $10.0 $74.0 - $92.0 Capex per Ton(1) (US$/ton) $1.26 - $1.46 $2.29 - $2.50 $1.32 - $1.53 Cash Reclamation (US$ mm) $4.5 - $7.0 Cash Interest (US$ mm) $16.4 - $16.4 Distributable Cash Flow (US$ mm) $6.1 - $6.6 Distributions (US$ mm) $5.0 - $5.0 Cash Flow After Distributions (US$ mm) $1.1 - $1.6 Pro Forma Distributions (US$ mm) 1.22x - 1.32x 1. Includes $7.5 million of capital expenditures related to the expansion of the activated carbon facility. 2015 Guidance Expect record coal sales and Adjusted EBITDA in 2015  Guidance reflects:  Canadian dollar exchange rate of 0.80 (CAD:USD)  Newcastle coal pricing of $65.00/metric ton  Average 2015 PJM power prices of $45/MWh The Westmoreland Difference The Westmoreland Model Positioned to Drive Shareholder Value